                                 Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of January
                                     1999

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

DATE OF THE CERTIFICATE                           FEBRUARY 10, 1999
MONTHLY PERIOD ENDING:                             JANUARY 31, 1999
DETERMINATION DATE                                FEBRUARY 10, 1999
DISTRIBUTION DATE                                 FEBRUARY 16, 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                              GENERAL
----------------------------------------------------------------------------------------------------------------------------------
201  Amortization Period                                                                                       No          201
202  Early Amortization Period                                                                                 No          202
203  Class A Investor Amount paid in full                                                                      No          203
204  Class B Investor Amount paid in full                                                                      No          204
205  Collateral Indebtedness Amount paid in full                                                               No          205
206  Saks Incorporated is the Servicer                                                                         Yes         206

----------------------------------------------------------------------------------------------------------------------------------
                                                          INVESTOR AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       as of the end of
                                                                       as of the end of prior            the relevant
                                                                        Monthly Period                   Monthly Period
                                                                       ---------------------           -----------------
207  Series 1997-2 Investor Amount                                         $235,300,000        207(a)      $235,300,000    207(b)
208  Class A Investor Amount                                               $180,000,000        208(a)      $180,000,000    208(b)
209  Class B Investor Amount                                               $ 20,000,000        209(a)      $ 20,000,000    209(b)
210  Collateral Indebtedness Amount                                        $ 21,000,000        210(a)      $ 21,000,000    210(b)
211  Class D Investor Amount                                               $ 14,300,000        211(a)      $ 14,300,000    211(b)

212  Series 1997-2 Adjusted Investor Amount                                $235,300,000        212(a)      $235,300,000    212(b)
213  Class A Adjusted Investor Amount                                      $180,000,000        213(a)      $180,000,000    213(b)
214  Principal Account Balance                                             $          -        214(a)      $          -    214(b)
215  Class B Adjusted Investor Amount                                      $ 20,000,000        215(a)      $ 20,000,000    215(b)

216  Class A Certificate Rate                                                                                      6.50%   216
217  Class B Certificate Rate                                                                                      6.69%   217
218  Collateral Indebtedness Interest Rate                                                                      5.60000%   218
219  Class D Certificate Rate                                                                                   5.87500%   219
220  Weighted average interest rate for Series 1997-2                                                              6.40%   220

                                                                                                       as of the end of
                                                                    as of the end of prior               the relevant
                                                                       Monthly Period                   Monthly Period
                                                                    -----------------------            ------------------
221  Series 1997-2 Investor Percentage with respect to
     Finance Charge Receivables                                              27.15%             221(a)            30.10%   221(b)
222  Class A                                                                 20.77%             222(a)            23.03%   222(b)
223  Class B                                                                  2.31%             223(a)             2.56%   223(b)
224  Collateral Indebtedness Amount                                           2.42%             224(a)             2.69%   224(b)
225  Class D                                                                  1.65%             225(a)             1.83%   225(b)

226  Series 1997-2 Investor Percentage with respect to
     Principal Receivables                                                   27.15%             226(a)            30.10%   226(b)
227  Class A                                                                 20.77%             227(a)            23.03%   227(b)
228  Class B                                                                  2.31%             228(a)             2.56%   228(b)
229  Collateral Indebtedness Amount                                           2.42%             229(a)             2.69%   229(b)
230  Class D                                                                  1.65%             230(a)             1.83%   230(b)

231  Series 1997-2 Investor Percentage with respect to
     Allocable Amounts                                                       27.15%             231(a)            30.10%   231(b)
232  Class A                                                                 20.77%             232(a)            23.03%   232(b)
233  Class B                                                                  2.31%             233(a)             2.56%   233(b)
234  Collateral Indebtedness Amount                                           2.42%             234(a)             2.69%   234(b)
235  Class D                                                                  1.65%             235(a)             1.83%   235(b)

----------------------------------------------------------------------------------------------------------------------------------
                                               SERIES 1997-2 INVESTOR DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------

236  The sum of the daily allocations of collections of
     Principal Receivables for the relevant Monthly Period                                                 $          -    236

237  Class A distribution of collections of Principal
     Receivables per $1,000 of original principal amount                                                   $          -    237

238  Class B distribution of collections of Principal Receivables per $1,000 of original
     principal amount                                                                                      $          -    238
239  Collateral Indebtedness Amount distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                                               $          -    239
240  Class D distribution of collections of Principal Receivables per $1,000 of original
     principal amount                                                                                      $          -    240
241  Class A distribution attributable to interest per $1,000 of original principal amount                 $       5.42    241
242  Class B distribution attributable to interest per $1,000 of original principal amount                 $       5.58    242
243  Collateral Indebtedness Amount distribution attributable to interest per $1,000 of
     original principal amount                                                                             $       4.98    243
244  Class D distribution attributable to interest per $1,000 of original principal amount                 $          -    244
245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
     original principal amount                                                                             $       1.67    245

----------------------------------------------------------------------------------------------------------------------------------
                                              COLLECTIONS ALLOCATED TO SERIES 1997-2
----------------------------------------------------------------------------------------------------------------------------------

246  Series allocation of collections of Principal Receivables                                             $ 48,148,403    246
247  Class A                                                                                               $ 36,832,607    247
248  Class B                                                                                               $  4,092,512    248
249  Collateral Indebtedness Amount                                                                        $  4,297,138    249
250  Class D                                                                                               $  2,926,146    250

251  Series allocation of collections of Finance Charge Receivables                                        $  4,588,402    251
252  Class A                                                                                               $  3,510,040    252
253  Class B                                                                                               $    390,004    253
254  Collateral Indebtedness Amount                                                                        $    409,505    254
255  Class D                                                                                               $    278,853    255

     Available Funds
     ---------------
256  Class A Available Funds                                                                               $  3,510,040    256
257  The amount to be withdrawn from the Reserve Account to be included in Class A
     Available funds                                                                                       $          -    257
258  Principal Investment Proceeds to be included in Class A Available Funds                               $          -    258
259  The amount of investment earnings on amounts held in the Reserve Account to be
     included in Class A Available funds                                                                   $          -    259

260  Class B Available Funds                                                                               $    390,004    260
261  The amount to be withdrawn from the Reserve Account to be included in Class B
     Available funds                                                                                       $          -    261
262  Principal Investment Proceeds to be included in Class B Available Funds                               $          -    262
263  The amount of investment earnings on amounts held in the Reserve Account to be
     included in Class B Available funds                                                                   $          -    263

264  Collateral Available Funds                                                                            $    409,505    264

265  Class D Available Funds                                                                               $    278,853    265

----------------------------------------------------------------------------------------------------------------------------------
                                                    APPLICATION OF COLLECTIONS
----------------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date, plus the amount of any
     Class A Monthly Interest previously due but not paid plus any additional interest
     with respect to interest amounts that were due but not paid on a prior Distribution date              $    975,000    266
267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee
     for the related Distribution Date                                                                     $          -    267
268  Class A Allocable Amount                                                                              $    477,007    268
269  An amount to be included in the Excess Spread                                                         $  2,058,033    269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B
     Monthly Interest previously due but not paid plus any additional interest with respect to
     interest amounts that were due but not paid on a prior Distribution date                              $    111,500    270
271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing fee for
     the related Distribution Date                                                                         $          -    271

  272  An amount to be included in the Excess Spread                                                    $    278,504         272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral                    $          -         273
       Servicing fee for the related Distribution Date
  274  An amount to be included in the Excess Spread                                                    $    409,505         274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                                  $          -         275
  276  An amount to be included in the Excess Spread                                                    $    278,853         276

  277  Available Excess Spread                                                                          $  3,024,895         277
  278  Available Shared Excess Finance Charge Collections                                               $          -         278
  279  Total Cash Flow available for 1997-2 waterfall                                                   $  3,024,895         279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267
       and line268                                                                                      $          -         280
  281  The aggregate amount of Class A Investor Charge Offs which have not been                         $          -         281
       previously reimbursed
  282  Class B Required Amount to the extent attributable to line270, and line271                       $          -         282
  283  Class B Allocable Amount                                                                         $     53,001         283
  284  Any remaining portion of the Class B Required Amount                                             $          -         284
  285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the Class B Investor Amount to the Class A Investor Amount                      $          -         285
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly
       Interest previously  due but not paid to the Collateral Indebtedness Holder plus
       Collateral Additional Interest                                                                   $    104,533         286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due for the relevant Monthly Period and not paid above                                           $    368,333         287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due but not distributed to the Servicer for prior Monthly Periods                                $          -         288
  289  Collateral Allocable Amount                                                                      $     55,651         289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to:
       (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the
       CIA to the Class A or Class B Investor Amount                                                    $          -         290
  291  The excess, if any, of the Required Cash Collateral Amount over the Available
       Collateral Amount                                                                                $          -         291
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D
       Certificateholders plus Class D Additional Interest                                              $     74,678         292
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                     $     23,833         293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
       Periods                                                                                          $          -         294
  295  Class D Allocable Amount                                                                         $     37,896         295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
       (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class D Investor Amount to the Class A or Class B Investor
       Amount or CIA                                                                                    $          -         296
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
       pursuant to the Loan Agreement                                                                   $          -         297
  298  Excess, if any, of the Required Reserve Account Amount over the amount on deposit
       in the Reserve Account                                                                           $          -         298
  299  Shared Excess Finance Charge Collections                                                         $  2,306,970         299

------------------------------------------------------------------------------------------------------------------------------------
                                                DETERMINATION OF MONTHLY PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------

  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                         $          -         300
  301  Available Principal Collections held in the Collection Account                                   $ 48,148,403         301
  302  Class A Accumulation Amount                                                                      $          -         302

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                     $          -         303
  304  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                            $ 48,148,403         304
  305  Class B Accumulation Amount                                                                      $          -         305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of
       line#307 and line#308)                                                                           $          -         306
  307  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                $ 48,148,403         307
  308  Enhancement Surplus                                                                              $          -         308

  309  Class D Monthly Principal                                                                        $          -         309
  310  Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A, Class B or collateral Monthly Principal                  $ 48,148,403         310

 -----------------------------------------------------------------------------------------------------------------------------------
                                                   AVAILABLE ENHANCEMENT AMOUNT
 -----------------------------------------------------------------------------------------------------------------------------------

  311  Available Enhancement Amount                                                                     $ 35,300,000         311
  312  Amount on Deposit in the Cash Collateral Account                                                 $          -         312

------------------------------------------------------------------------------------------------------------------------------------
                                                 REALLOCATED PRINCIPAL COLLECTIONS
------------------------------------------------------------------------------------------------------------------------------------

  313  Reallocated Principal Collections                                                                $          -         313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)                    $          -         314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)                 $          -         315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)                    $          -         316

------------------------------------------------------------------------------------------------------------------------------------
                                INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         %                 Amount
                                                                                        ---                ------
  317  Series 1997-2 Default Amount                                                    27.15%   317(a)  $    623,554         317(b)
  318  Class A Investor Default Amount                                                 20.77%   318(a)  $    477,007         318(b)
  319  Class B Investor Default Amount                                                 2.31%    319(a)  $     53,001         319(b)
  320  Collateral Default Amount                                                       2.42%    320(a)  $     55,651         320(b)
  321  Class D Investor Default Amount                                                 1.65%    321(a)  $     37,896         321(b)

  322  Series 1997-2 Adjustment Amount                                                                  $          -         322
  323  Class A Adjustment Amount                                                                        $          -         323
  324  Class B Adjustment Amount                                                                        $          -         324
  325  Collateral Adjustment Amount                                                                     $          -         325
  326  Class D Adjustment Amount                                                                        $          -         326

  327  Series 1997-2 Allocable Amount                                                                   $    623,554         327
  328  Class A Allocable Amount                                                                         $    477,007         328
  329  Class B Allocable Amount                                                                         $     53,001         329
  330  Collateral Allocable Amount                                                                      $     55,651         330
  331  Class D Allocable Amount                                                                         $     37,896         331

------------------------------------------------------------------------------------------------------------------------------------
                                                         REQUIRED AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------

  332  Class A Required Amount                                                                          $          -         332
  333  Class A Monthly Interest for current Distribution Date                                           $    975,000         333
  334  Class A Monthly Interest previously due but not paid                                             $          -         334
  335  Class A Additional Interest for prior Monthly Period or previously due but not                   $          -         335
  336  Class A Allocable Amount for current Distribution Date                                           $          -         336
  337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -         337

  338  Class B Required Amount                                                                          $          -         338
  339  Class B Monthly Interest for current Distribution Date                                           $    111,500         339
  340  Class B Monthly Interest previously due but not paid                                             $          -         340
  341  Class B Additional Interest for prior Monthly Period or previously due but not                   $          -         341
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -         342
  343  Excess of Class B Allocable Amount over funds available to make payments                         $          -         343

  344  Collateral Required Amount                                                                       $          -         344
  345  Collateral Monthly Interest for current Distribution Date                                        $    104,533         345
  346  Collateral Monthly Interest previously due but not paid                                          $          -         346
  347  Collateral Additional Interest for prior Monthly Period or previously due but not                $          -         347
       paid

  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -         348
  349  Excess of Collateral Allocable Amount over funds available to make payments                      $          -         349

------------------------------------------------------------------------------------------------------------------------------------
                                                   REDUCTION OF INVESTOR AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350  Class A Investor Amount reduction                                                                $          -         350
  351  Class A Investor Charge Off                                                                      $          -         351
  352  Reductions of the Class A Investor Amount                                                        $          -         352
       Class B
       -------
  353  Class B Investor Amount reduction                                                                $          -         353
  354  Class B Investor Charge Off                                                                      $          -         354
  355  Reductions of the Class B Investor Amount                                                        $          -         355
  356  Reallocated Principal Collections applied to Class A                                             $          -         356
       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                         $          -         357
  358  Collateral Indebtedness Amount Charge Off                                                        $          -         358
  359  Reductions of the Collateral Indebtedness Amount                                                 $          -         359
  360  Reallocated Principal Collections applied to Class B                                             $          -         360
       Class D
       -------
  361  Class D Investor Amount reduction                                                                $          -         361
  362  Class D Investor Charge Off                                                                      $          -         362
  363  Reductions of the Class D Investor Amount                                                        $          -         363
  364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                      $          -         364

------------------------------------------------------------------------------------------------------------------------------------
                                                           SERVICING FEE
------------------------------------------------------------------------------------------------------------------------------------

  365  Series 1997-2 Servicing Fee                                                                      $    392,167         365
  366  Class A Servicing Fee                                                                            $    300,000         366
  367  Class B Servicing Fee                                                                            $     33,333         367
  368  Collateral Servicing Fee                                                                         $     35,000         368
  369  Class D Servicing Fee                                                                            $     23,833         369

------------------------------------------------------------------------------------------------------------------------------------
                                                          RESERVE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

  370  Required Reserve Account Amount ( if applicable)                                                   N/A                370
  371  Reserve Account Reinvestment Rate (if applicable)                                                  N/A                371
  372  Reserve Account balance                                                                          $          -         372

  373  Accumulation Period Length                                                                         12 months          373

       IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED AND DELIVERED THIS CERTIFICATE THIS 10TH DAY OF FEBRUARY, 1999.

       SAKS INCORPORATED,
       AS SERVICER

       BY /s/ James S. Scully
          --------------------
       NAME:  JAMES S. SCULLY
       TITLE: VICE PRESIDENT AND TREASURER